The information in this Supplement is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This
Supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

            LCM Internet Growth Fund, Inc.

               Supplement to Prospectus

      Subject to Completion, Dated July 28, 1999

        Capitalized terms not otherwise defined herein shall have the same meaning set forth in the Prospectus.

Underwriting

     LaSalle St. Securities, Inc., the Representative of the Underwriters, is in the process of reorganizing its corporate structure from an S corporation to a limited liability company. In connection with this change, however, neither the control of the Representative nor the management of the Representative will change. It is expected that the reorganization will be completed prior to the effective date of the Fund's Registration
Statement on Form N-2, in which case the Representative will be LaSalle St. Securities, LLC. If the reorganization does not occur until after the effective date of the Registration Statement, the Representative will remain LaSalle St. Securities, Inc.

     Of the 4,000,000 shares of Common Stock offered by the Fund, up to 50,000 of such shares are reserved for sale at the initial public offering price to disinterested directors of the Fund and their affiliates. There can be assurance that such shares will be purchased by these persons. Any such reserved shares not so purchased will be reoffered immediately by the Underwriters to the public at the initial public offering price.

Open Market Purchases

     If the Fund's shares of Common Stock are trading at a discount to net asset value at a time which is at least six months from the effective date of the Fund's
Registration Statement on Form N-2, the officers of the Fund may, in their discretion, make open market purchases in an effort to reduce or eliminate the discount. Under normal circumstances, such purchases by the Fund will be made with cash and cash equivalent reserves, although purchases may also be financed through Fund borrowings in an amount up to 33 1/3% of the Fund's total assets (measured by adding the amount borrowed to the Fund's other assets or uninvested cash).  See "Investment Practices-Leverage through
Borrowing."

     No assurance can be given that open market purchases, if any, will result in the Common Stock's trading at a price that is close or equal to net asset value. The market price of the Common Stock will, among other things, be determined by the relative demand for, and supply of, the Common Stock in the market, the Fund's investment performance, the Fund's dividends and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. In the event the Fund acquires its Common Stock through open market purchases, the Fund's total assets may decrease and, therefore, its expense ratio may increase.

    The date of this Supplement is August 24, 1999.